Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 2 dated November 21, 2014
to
Prospectus dated September 8, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated September 8, 2014, or the Prospectus, as supplemented by Supplement No. 1 dated November 6, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

FILING OF FORM 10-Q

On October 27, 2014, we filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, or the Form 10-Q, with the Securities and Exchange Commission. We have attached the Form 10-Q to this Supplement No. 2 as Annex A.

PROSPECTUS UPDATES

Investor Suitability Standards

The following disclosure is hereby added to the disclosure under the heading “Investor Suitability Standards” on pages ii – iv.

“Kansas

•	In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in us and securities of other business development companies. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Tennessee

•	Tennessee residents must have a minimum annual gross income of $85,000 and a minimum net worth of $85,000, or a minimum net worth of $300,000 exclusive of home, home furnishings and automobile. In addition, Tennessee residents’ investment in the issuer must not exceed ten percent (10%) of their liquid net worth.

Texas

•	An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, (a) a minimum net worth of $100,000 and a minimum annual gross income of $100,000, or (b) a minimum net worth of $250,000. The investor’s maximum investment in our offering shall not exceed 10% of the investor’s liquid net worth (exclusive of home, home furnishings and automobiles).

Vermont

•	Accredited investors in Vermont, as defined in 17 C.F.R. 9230.501, may invest freely in our offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in our offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities.”

Management Changes

In connection with the appointment of Peter M. Budko as Chief Executive Officer to replace Nicholas S. Schorsch, the disclosure in the sections of the Prospectus noted below is hereby revised as follows:

Prospectus Summary

•	The first paragraph on page 3 of the Prospectus under the sub-heading “Potential Competitive Advantages” is hereby replaced in its entirety with the following disclosure.

“We believe we have competitive advantages over other operators in the Leveraged Loan market, including other publicly traded and public, non-listed BDCs. We expect that these advantages will enable us to deliver attractive risk-adjusted returns over time. Our advantages include the experience and track record of our Adviser’s senior investment team in investing in Leveraged Loans, our extensive credit underwriting experience and the portfolio management and BDC operations expertise of our Adviser. The principals of our Adviser, Peter M. Budko, who also serves as our chief executive officer, president and chief operating officer, Ira Wishe and Shiloh Bates, also have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, and other industry sources that we believe will provide us with attractive investment opportunities. We expect to benefit from our Adviser’s ability to identify attractive investment opportunities unavailable to other providers of capital, conduct diligence on and value prospective investments, negotiate investment legal documentation and proactively manage a diversified portfolio of those investments. We believe our relationships with banks and other lenders will enable us to obtain debt financing for our business at competitive pricing and terms. Because the senior management and investment personnel of our Adviser also serve as the senior management and investment personnel of BDCA Adviser, the investment adviser to Business Development Corporation of America, or BDCA, another public, non-listed BDC, our Adviser has extensive experience in managing and operating a BDC which distinguishes our company from other BDC issuers whose advisers may not be as experienced in complying with the complex tax, regulatory and investment requirements applicable to BDCs.”

•	The second paragraph on page 4 of the Prospectus under the sub-heading “Investment Adviser” is hereby replaced in its entirety with the following disclosure.

“Our Adviser is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. Our Adviser is indirectly wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors. Each of Messrs. Schorsch and Kahane has over 20 years of experience in private equity, investment banking and real estate acquisitions and finance and has served as executive officers and directors of NYSE-listed companies in the real estate investment trust, or REIT and real estate development industries. For more information on these principals, see ‘Management.’ ”

Investment Objective and Policies

•	The first paragraph on page 62 of the Prospectus under the heading “Our Adviser” is hereby replaced in its entirety with the following disclosure.

“Under the terms of our Investment Advisory Agreement, our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio. Our Adviser is a Delaware limited liability company that has registered as an investment adviser under the Advisers Act. Our Adviser is indirectly wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors.”

•	The first bulleted paragraph under the sub-heading “Business Strategy” on page 65 of the Prospectus is hereby replaced with the following:
“•	Utilize the experience and expertise of the principals of our Adviser. Our Adviser’s senior management team, through affiliates of AR Capital, sponsors one public, non-listed BDC and 16 public, non-listed REITs. The principals of our Adviser, Peter M. Budko, who also serves as our chief executive officer, president and chief operating officer, Ira Wishe and Shiloh Bates, have extensive relationships with loan syndication and trading desks, lending groups, management teams, investment bankers, and other industry sources that we believe will provide us with attractive investment opportunities.”

Management

•	The table under the sub-heading “Executive Officers” on page 72 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Position(s) Held with the Company	Executive Officer Since
Peter M. Budko	54	Chief Executive Officer, President and Chief Operating Officer	May 2014
Katie P. Kurtz	35	Chief Financial Officer, Treasurer and Secretary	August 2014
Walter D. Karle	46	Chief Compliance Officer	August 2014”
•	Nicholas S. Schorsch’s biography beginning on page 73 of the Prospectus is hereby replaced in its entirety with the following:

“Nicholas S. Schorsch has served as the chairman of the board of our company since its formation in April 2014 and was our chief executive officer from April 2014 until November 2014. Mr. Schorsch served as chairman of the board of directors of ARCT until January 2013 when ARCT closed its merger with Realty Income Corporation and, until March 2012, the chief executive officer, of ARCT, the ARCT advisor and the ARCT property manager since their formation in August 2007. Mr. Schorsch has served as chairman and the chief executive officer of NYRT, the NYRT property manager and the NYRT advisor since their respective formations in October 2009. Mr. Schorsch has served as the chief executive officer of the PE-ARC advisor since its formation in December 2009. Mr. Schorsch has been the chairman and the chief executive officer of ARC RCA and the ARC RCA advisor since their respective formations in July 2010 and May 2010, respectively. Mr. Schorsch has been the chairman and the chief executive officer of ARC HT, the ARC HT advisor and the ARC HT property manager since their formation in August 2010. Mr. Schorsch has been chairman of BDCA since its formation in May 2010 and was its chief executive officer from May 2010 until November 2014. Mr. Schorsch has been the chairman and chief executive officer of ARC DNAV, the ARC DNAV advisor and the ARC DNAV property manager since their respective formations in September 2010. Mr. Schorsch also has been the chairman of American Realty Capital Properties, Inc., or ARCP, and the ARCP advisor since their formation December 2010 and November 2010, respectively, and was ARCP’s chief executive officer from December 2010 until September 2014. Mr. Schorsch served as chairman and chief executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Schorsch has been the chairman and chief executive officer of ARC Global, the ARC Global advisor and the ARC Global property manager since their respective formations in July 2011, July 2011 and January 2012, respectively. Mr. Schorsch has served as the chief executive officer and chairman of the board of directors of ARCT IV since its formation February 2012 and as the chief executive officer of the ARCT IV advisor and the ARCT IV property manager since their respective formations in February 2012. Mr. Schorsch has served as the chairman of the board of directors of ARC HT II since its formation in October 2012. Mr. Schorsch has served as the chairman of the board of directors of ARC RFT since its formation in November 2012 and as chief executive officer of the ARC RFT advisor since its formation in November 2012 and previously served as the chief executive officer of ARC RFT from November 2012 until November 2014. Mr. Schorsch has served as chairman of the board of directors of ARCT V and as chief executive officer of ARCT V, the ARCT V advisor and the ARCT V property manager since their respective formations in January 2013. Mr. Schorsch has served as executive chairman of the board of directors of RCS Capital Corporation, or RCS Capital, since February 2013 and as co-chief executive officer of RCS Capital Management since April 2013. He also served as chairman of the board of directors of American Realty Capital Hospitality Trust, Inc., or

ARC HOST, since its formation in July 2013 and as a member of the board of managers of the ARC HOST sub-property manager since August 2013. Mr. Schorsch has served as a director of the general partner of AECP since its formation in October 2013. Mr. Schorsch has served as the chief executive officer and chairman of the board of directors of American Realty Capital New York City REIT, Inc., or ARC NYCR, and chief executive officer of ARC NYCR’s advisor and ARC NYCR’s property manager since their respective formations in December 2013.

From September 2006 to July 2007, Mr. Schorsch was chief executive officer of an affiliate, American Realty Capital, a real estate investment firm. Mr. Schorsch founded and formerly served as president, chief executive officer and vice chairman of American Financial Realty Trust, or AFRT, from its inception as a REIT in September 2002 until August 2006. AFRT was a publicly traded REIT (which was listed on the NYSE within one year of its inception) that invested exclusively in offices, operation centers, bank branches, and other operating real estate assets that are net leased to tenants in the financial services industry, such as banks and insurance companies. Through American Financial Resource Group, or AFRG, and its successor corporation, AFRT, Mr. Schorsch executed in excess of 1,000 acquisitions, both in acquiring businesses and real estate property with transactional value of approximately $5 billion, while also operating offices in Europe that focused on sale and leaseback and other property transactions in Spain, France, Germany, Finland, Norway and the United Kingdom. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as chief executive officer and president of AFRG, a private equity firm founded for the purpose of acquiring operating companies and other assets in a number of industries. Prior to AFRG, Mr. Schorsch served as president of a non-ferrous metal product manufacturing business, Thermal Reduction. He successfully built the business through mergers and acquisitions and ultimately sold his interests to Corrpro (NYSE) in 1994. Mr. Schorsch attended Drexel University.

We believe that Mr. Schorsch’s current experience as chairman and chief executive officer of NYRT, ARC RCA, ARC DNAV, ARC HT, ARC Global, ARCT IV, ARCT V, ARC HOST, NYCR, and RCS Capital, his current experience as chairman of ARC HT II, his previous experience as president, chief executive officer and vice chairman of AFRT, chairman and chief executive officer of ARCT, ARCT III and ARCT IV, and chief executive officer of ARCP and ARC RFT and his significant real estate acquisition experience, make him well qualified to serve as chairman of our board of directors.”

•	The biography for Mr. Budko on page 77 of the Prospectus is hereby replaced with the following:

“Peter M. Budko has served as president and chief operating officer of our company since its formation in April 2014 and our chief executive officer since November 2014. He has also served as chief executive officer of BDCA since November 2014, and was president of BDCA from April 2012 until November 2014 and had served as its chief operating officer from January 2011 until November 2014. Mr. Budko has served as the chief executive officer of our Adviser since its formation in April 2014 and for BDCA Adviser since June 2010. He also served as the chief investment officer of BDCA from May 2010 until April 2012. Mr. Budko has also served as an executive officer of ARC RFT and ARC RFT’s advisor since their respective formations in November 2012, and as chief investment officer and a director of RCS Capital since February 2013. Mr. Budko has been a principal and a member of the investment committee of BDCA Venture Adviser, LLC, the adviser to BDCA Venture, Inc. (NASDAQ: BDCV), since July 2014. Mr. Budko was a founding partner of our Sponsor and serves or has served in various executive capacities among other public, non-listed investment programs currently or formerly sponsored by our Sponsor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets from 1997 to 2006. As head of this group, Mr. Budko had responsibility for a diverse platform of structured financial and credit products, including commercial asset securitization; net lease credit financing and acquisitions; structured tax free asset exchange solutions and qualified intermediary services for real estate exchange investors. While at Wachovia, Mr. Budko acquired over $5 billion of assets. From 1987 to 1997, Mr. Budko worked in the Private Placement and Corporate Real Estate Finance Groups at NationsBank Capital Markets (predecessor to Bank of America Securities), becoming head of the Corporate Real Estate Finance group in 1990. Within the Private Placement group, Mr. Budko was responsible for the origination, structuring and placement of highly structured debt offerings by corporate issuers within NationsBank. Mr. Budko received a B.A. in Physics from the University of North Carolina.”

•	The disclosure under the sub-heading “Corporate Leadership Structure” on page 77 of the Prospectus is hereby replaced in its entirety with the following:

“Our board of directors believes that an interested director is best situated to serve as chairman because he is the director most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. We believe an interested director serving as chairman on our board along with Mr. Kahane and three independent directors is in our best interest because it provides the appropriate balance between strategic development and independent oversight of management.”

Portfolio Management

•	The first paragraph under the sub-heading “Our Investment Adviser” on page 79 of the Prospectus is hereby replaced in its entirety with the following:

“Our Adviser is a Delaware limited liability company formed on June 2, 2014 that has registered as an investment adviser under the Advisers Act. Our Adviser is wholly-owned by AR Capital, which is controlled by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors. The principal executive offices of our Adviser are located at 405 Park Avenue, 3rd Floor, New York, New York 10022.”

Certain Relationships and Related Party Transactions

•	The first paragraph in this section on page 88 of the Prospectus is hereby replaced in its entirety with the following:

“We have entered into an Investment Advisory Agreement with our Adviser, which is wholly owned by AR Capital, which is controlled by Nicholas S. Schorsch, our chairman, and William M. Kahane, one of our directors. Our executive officers and the other investment professionals of our Adviser may also serve as principals of other investment managers affiliated with our Adviser or AR Capital that may in the future manage investment funds with investment objectives similar to ours.”

Certain Relationships and Related Party Transactions

The following disclosure under the sub-heading “Competition/Co-Investment” on page 89 in the section of the Prospectus titled “Certain Relationships and Related Party Transactions” is replaced in its entirety with the following.

“As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we will not be permitted to co-invest with our Adviser or its affiliates in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC. We have filed an application for exemptive relief to co-invest with our Adviser and its affiliates.

Prior to obtaining exemptive relief, we intend to co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance. For example, at any time, we may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. While we desire to receive exemptive relief from the SEC, given the latitude permitted within existing regulatory guidance and our current universe of investment opportunities, we do not feel that the absence of exemptive relief materially affects our ability to achieve our investment objective.”

Investment Advisory and Management Services Agreement

The following disclosure under the sub-heading “Rebates, Kickbacks and Reciprocal Arrangements” on page 85 in the section of the Prospectus titled “Investment Advisory and Management Services Agreement” is replaced in its entirety with the following.

“Under the terms of the Investment Advisory Agreement, our Adviser may not (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws or circumvent the NASAA Omnibus Guidelines, (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential stockholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent from normal sales commissions for selling or distributing our common stock.”

The following disclosure under the sub-heading “Limitations on Reimbursement of Expenses” beginning on page 85 in the section of the Prospectus titled “Investment Advisory and Management Services Agreement” is replaced in its entirety with the following.

“Our charter provides that we will reimburse the Adviser for all of our expenses incurred by our Adviser as well as the actual cost of goods and services used for or by us and obtained from entities not affiliated with our Adviser. No reimbursement will be permitted for services for which our Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement will be: (i) rent or depreciation, utilities, capital equipment and other administrative items of our Adviser; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of our Adviser (or any individual performing such services) or a holder of 10.0% or greater equity interest in our Adviser (or any person having the power to direct or cause the direction of our Adviser, whether by ownership of voting securities, by contract or otherwise). The Adviser may be reimbursed for administrative services necessary to the prudent operation of the Company, provided that (i) the reimbursement shall be the lower of the Adviser’s actual cost or the amount the Adviser would be required to pay unaffiliated entities for comparable administrative services in the same geographic location; and (ii) that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. At this time, we are unable to predict the amount, if any, of such reimbursable expenses for the next fiscal year.”

The following disclosure under the heading “Termination of Investment Advisory Agreement” on page 86 in the section of the Prospectus titled “Investment Advisory and Management Services Agreement” is replaced in its entirety with the following.

“The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty by our Adviser, upon 120 days’ written notice to us, and by us upon 60 days’ written notice to our Adviser. After the termination of the Investment Advisory Agreement, our Adviser will not be entitled to compensation for further services provided except that it shall be entitled to receive from us within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to our Adviser prior to termination of the Investment Advisory Agreement. If we and our Adviser cannot agree on the amount of such reimbursements and fees, the Investment Advisory Agreement provides that the parties will submit to binding arbitration which cost will be borne equally by the terminated Adviser and us. Upon termination, our Adviser shall promptly (i) deliver to our board of directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to our board of directors, (ii) deliver to our board of directors all of our assets and documents then in custody of our Adviser and (iii) cooperate with us to provide an orderly management transition. If the Company’s stockholders or Sponsor elect to continue the business of the Company after the withdrawal of the Adviser, the withdrawing Adviser is required to pay all expenses incurred as a result of its withdrawal.”

Plan of Distribution

The second paragraph under the heading “Minimum Offering Requirement” on page 122 in the section of the Prospectus titled “Plan of Distribution” is replaced in its entirety with the following.

“If subscriptions for at least the minimum offering requirement have not been received and accepted by September 8, 2015, which is one year after the effective date of this offering, our escrow agent will promptly so notify us, this offering will be terminated and 100% of your funds and subscription agreement will be returned to you within ten days after the date of such termination. Interest will accrue on funds in the escrow account as applicable to the short-term investments in which such funds are invested.”

Subscription Agreement

The form of subscription agreement contained in Appendix A of the Prospectus is hereby replaced in its entirety with the revised form of subscription agreement attached to this Supplement No. 2 as Annex B. The revised form of subscription agreement attached to this Supplement No. 2 as Annex B supersedes and replaces the form of subscription agreement contained in the Prospectus.

Annex A

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2014

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number: 333-197447

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

(Exact Name of Registrant as Specified in its Charter)

Maryland	61-1735888
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York	10022
(Address of Principal Executive Office)	(Zip Code)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of October 27, 2014 was 22,222.

TABLE OF CONTENTS

Page
PART I
Item 1. Financial Statements
Statement of Assets and Liabilities as of September 30, 2014 (Unaudited)	1
Statements of Operations for the Three Months Ended September 30, 2014 and for the Period from April 17, 2014 (date of inception) to September 30, 2014 (Unaudited)	2
Statement of Changes in Net Assets for the Period from April 17, 2014 (date of inception) to September 30, 2014 (Unaudited)	3
Statement of Cash Flows for the Period from April 17, 2014 (date of inception) to September 30, 2014 (Unaudited)	4
Notes to Financial Statements (Unaudited)	5
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations	12
Item 3. Quantitative and Qualitative Disclosures about Market Risk	18
Item 4. Controls and Procedures	18
PART II
Item 1. Legal Proceedings	19
Item 1A. Risk Factors	20
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds	21
Item 3. Defaults upon Senior Securities	21
Item 4. Mine Safety Disclosures	21
Item 5. Other Information	21
Item 6. Exhibits	21
Signatures	22

i

PART I

Item 1. Financial Statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

September 30, 2014
Assets
Cash	$4,308
Due from affiliate	70,692
Total assets	$75,000
Liabilities
Accounts payable and accrued expenses	$2,848
Total liabilities	$2,848
Commitments and contingencies (Note 4)
Net Assets
Preferred stock, $0.001 par value, 50,000,000 authorized, none issued and outstanding	$—
Common stock, $0.001 par value, 450,000,000 shares authorized, 22,222 shares issued and outstanding	22
Capital in excess of par value	118,677
Accumulated deficit during the development stage	(46,547)
Total net assets	$72,152
Total liabilities and net assets	$75,000

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2014	For the Period from April 17, 2014 (date of inception) to September 30, 2014
Income	$—	$—
Expenses:
Organization costs	14,807	43,699
Professional fees	2,848	2,848
Total expenses	17,655	46,547
Net loss	$(17,655)	$(46,547)

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

For the Period from April 17, 2014 (date of inception) to September 30, 2014
Operations:
Net loss	$(46,547)
Net decrease in net assets from operations	(46,547)
Capital transactions:
Proceeds from issuance of common stock, net of issuance costs	118,699
Net increase in net assets from capital transactions	118,699
Total increase in net assets	72,152
Net assets at beginning of period	—
Net assets at end of period	$72,152

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

STATEMENT OF CASH FLOWS
(Unaudited)

For the Period from April 17, 2014 (date of inception) to September 30, 2014
Cash flows from operating activities:
Net loss	$(46,547)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in accounts payable and accrued expenses	2,848
Net cash used in operating activities:	(43,699)
Cash flows from financing activities:
Proceeds from issuances of common stock	200,000
Decrease (increase) in deferred offering costs receivable	(70,692)
Payments of deferred offering costs	(81,301)
Net cash provided by financing activities:	48,007
Net change in cash	4,308
Cash, beginning of period	—
Cash, end of period	$4,308
Supplemental disclosure of non-cash financing activities
Reclassification of deferred offering costs to capital in excess of par value	$81,301

The accompanying notes are an integral part of these statements.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 1 — Organization and Business Operations

Business Development Corporation of America II (the “Company”), incorporated in Maryland on April 17, 2014, is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is, therefore, required to comply with certain regulatory requirements promulgated under the 1940 Act. The Company intends to elect to be taxed for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Effective August 21, 2014, the Company changed its name from BDCA Senior Capital, Inc. to Business Development Corporation of America II. The Company is sponsored by AR Capital, LLC (the “Sponsor”) and is managed by BDCA Adviser II, LLC (the “Adviser”), an entity indirectly wholly owned by the Sponsor, pursuant to the terms of the Investment Advisory and Management Services Agreement (the “Investment Advisory Agreement”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions regarding its portfolio.

The Company is offering for sale a maximum of 300 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, on a “best efforts” basis pursuant to a registration statement on Form N-2 (the “Registration Statement”) (File No. 333-197447) filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Offering”). On May 19, 2014, the Company sold 22,222 shares of common stock to the Sponsor for $9.00 per share, which represents the initial offering price of $10.00 per share less selling commissions of $0.70 per share and dealer manager fees of $0.30 per share consistent with the terms and disclosures of the Registration Statement. On September 8, 2014, the Company’s Registration Statement was declared effective by the SEC.

The Company is a specialty finance company formed primarily to make debt investments in first lien, floating rate loans and, to a lesser extent, second lien loans made to U.S. companies with large principal amounts that are broadly syndicated and have a secondary trading market.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements and related footnotes are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements. The financial statements of the Company are prepared on an accrual basis of accounting. In the opinion of management, the interim data includes all adjustments, of a normal and recurring nature, necessary for a fair statement of the results for the periods presented. Interim period results may not be indicative of full year or future results.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

Development Stage Entity

The Company complies with the reporting requirements of Financial Accounting Standards Board Accounting Standard Codification 915, “Development Stage Entities.” Pursuant to the terms of the Offering, the Company must receive minimum offering proceeds of $2.0 million to break escrow and commence operations. As of September 30, 2014, the Company had not reached such threshold. The Company continues to devote substantially all of its efforts to establishing the business.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Organization and Offering Costs

The Company has incurred organization and offering costs in connection with the Offering. The organization and offering costs have been paid by the Company from the proceeds of the Offering and from the proceeds of an affiliate advance. It is the Company’s plan to complete the Offering; however, there can be no assurance that the Company’s plans to raise capital will be successful.

Organization costs — Organization costs include professional fees, regulatory fees and other costs of incorporation. These costs are expensed as incurred. As of September 30, 2014, the Company has incurred organization costs of $43,699.

Offering costs — Offering costs include expenses incurred in connection with the registering and selling of shares of the Company’s common stock in connection with the Offering. These costs may include professional fees and fees paid to various regulatory agencies. As of September 30, 2014, the Company has incurred offering costs of $1,480,147. Prior to the commencement of the Offering, these costs were capitalized as deferred offering costs on the statement of assets and liabilities. Upon commencement of the Offering a portion of these costs have been reclassified as capital in excess of par value on the statement of assets and liabilities and a portion of these costs have been reclassified as due from affiliate on the statement of assets and liabilities, see below for details.

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for any organization and offering costs in excess of $125,000 if aggregate gross proceeds from the Offering have not exceeded $12.5 million. If aggregate gross proceeds from the Offering exceed $12.5 million, then the Company will not be liable for any organization and offering costs in excess of 1.5% of aggregate gross proceeds from the Offering.

As of September 30, 2014, the aggregate gross proceeds from the Offering have not exceeded $12.5 million. Accordingly, as of September 30, 2014, the Company recognized $43,699 in organizational costs on the statement of operations and reclassified $81,301 in offering costs to capital in excess of par value on the statement of assets and liabilities. As of September 30, 2014, the remaining offering costs incurred by the Company totaled $1,398,846 and were classified as due from affiliate on the statement of assets and liabilities.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 2 — Summary of Significant Accounting Policies  – (continued)

As of September 30, 2014, the Company has recorded $939,211 in due to affiliate and $388,943 in accounts payable and accrued expenses related to organization and offering costs. These amounts have been netted with the excess organization and offering costs incurred by the Company of $1,398,846 on the statement of assets and liabilities as of September 30, 2014, resulting in a net due from affiliate of $70,692.

Distributions

Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to authorize and declare monthly distributions that will be paid on a monthly basis beginning no later than the first calendar quarter subsequent to the month in which the minimum offering requirement is met. The amount of each such distribution will be subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions.

The Company has also adopted an “opt in” distribution reinvestment plan (the “DRIP”) for its common stockholders. As a result, if the Company makes a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the DRIP so as to have their cash distributions reinvested in additional shares of the Company’s common stock.

Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the filing of its 2014 tax return. Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of Investment Company Taxable Income, as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. The Company intends to make sufficient distributions to maintain its RIC status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Functional Currency

The functional currency of the Company is the U.S. Dollar.

Recent Accounting Standards Updates

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Note 3 — Related Party Transactions and Arrangements

The Adviser and its affiliates will receive compensation and reimbursement for services relating to the Offering and the investment and management of the Company’s assets.

Management and Incentive Fee Compensation to the Adviser

The Company has entered into the Investment Advisory Agreement with the Adviser, in which the Company will pay the Adviser a fee for investment advisory and management services consisting of two components — a management fee and an incentive fee. Pursuant to the Investment Advisory Agreement with the Adviser, the management fee and incentive fee will not begin to accrue until the quarter in which the Company breaks escrow which has not occurred as of September 30, 2014.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 3 — Related Party Transactions and Arrangements  – (continued)

Management fee — The management fee is calculated at an annual rate of 1.0% of average gross assets. The management fee is payable quarterly in arrears, and is calculated based on the average value of gross assets at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter will be appropriately pro-rated.

Incentive fee — The incentive fee consists of two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 15.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on “adjusted capital” at the beginning of the most recently completed calendar quarter subject to a “catch up” feature. The subordinated incentive fee will be paid out as follows:

•	No subordinated incentive fee on income is payable to the Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the preferred return rate of 1.6875% (6.75% annualized);
•	100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate of 1.6875% in any given calendar quarter (6.75% annualized) but is less than or equal to 1.9853% in any calendar quarter (7.94% annualized) is payable to the Adviser. This portion of the of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee investment income reaches 1.9853% (7.94% annualized) in any calendar quarter;
•	For any calendar quarter in which the Company’s pre-incentive fee net investment income exceeds 1.9853% (7.94 annualized), the subordinated incentive fee on income equals 15.0% of the amount of the Company’s pre-incentive fee net investment income, as the preferred return and catch-up will have been achieved.

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, organization, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Adjusted capital is defined as cumulative gross proceeds generated from sales of the Company’s common stock (including proceeds from the Company’s DRIP) reduced for distributions from non-liquidating dispositions of the Company’s investments paid to stockholders and amounts paid for share repurchases pursuant to the Company’s share repurchase program.

The second part of the incentive fee, the incentive fee on net capital gains, is an incentive fee on net capital gains earned on the portfolio during operations prior to the Company’s liquidation and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 15.0% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year,

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 3 — Related Party Transactions and Arrangements  – (continued)

computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the three months ended September 30, 2014 and for the period from April 17, 2014 (date of inception) to September 30, 2014 the Company has not incurred any management fees, subordinated incentive fees, or capital gain incentive fees under the Investment Advisory Agreement.

Expense Support Agreement

The Adviser and its affiliates may incur and pay costs and fees on behalf of the Company which are reimbursable to the Adviser. The Company and the Adviser have entered into an Expense Support Agreement whereby the Adviser may pay the Company up to 100% of all operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until the Adviser and the Company mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts due from the Company to the Adviser. The purpose of the Expense Support Payment is to reduce operating expenses until the Company has achieved economies of scale sufficient to ensure that it is able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to this agreement include expenses as defined by GAAP, including, without limitation, fees payable to the Adviser and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, the Company has agreed to reimburse the Adviser for each Expense Support Payment within three years from the end of the fiscal year in which such Expense Support Payment is made by the Adviser. Reimbursement shall be made as promptly as possible, but only to the extent it does not cause the Company’s operating expenses, excluding organization and offering expenses, Adviser fees, financing fees and interest, and brokerage commissions and extraordinary expenses, to exceed 1.5% of net assets attributable to the Company’s common shares after taking such payment into account.

As of September 30, 2014, the Adviser has not assumed any operating expenses pursuant to the Expense Support Agreement.

Organization and Offering Costs

Pursuant to the Investment Advisory Agreement, the Company and the Adviser have agreed that the Company will not be liable for any organization and offering costs in excess of $125,000 if aggregate gross proceeds from the Offering have not exceeded $12.5 million. If aggregate gross proceeds from the Offering exceed $12.5 million, the Company will not be liable for any organization and offering costs in excess of 1.5% of the aggregate gross proceeds from the Offering.

As of September 30, 2014, organization and offering costs in the amount of $1,398,846 have been incurred in excess of the $125,000 limit as the aggregate gross proceeds from the Offering have not exceeded $12.5 million and are therefore the responsibility of the Adviser; however, the Company may, but is not obligated to, pay certain amounts back to the Adviser over time. The Company has paid $125,000 in organization and offering costs which have been paid in cash from the proceeds of the initial capital contribution.

Fees Paid in Connection with the Offering

The Company has entered into a dealer manager agreement with Realty Capital Securities, LLC (the “Dealer Manager”) to serve as the dealer manager of the Offering. The Dealer Manager receives fees and compensation in connection with the sale of the Company’s common stock in the Offering. The Dealer

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 3 — Related Party Transactions and Arrangements  – (continued)

Manager receives a selling commission of up to 7.0% of the gross proceeds of the shares sold in the Offering before reallowance of commissions earned by participating broker-dealers. Alternatively, selected broker-dealers may elect to receive a fee equal to 7.5% of the gross proceeds of the shares sold in the Offering (not including selling commissions and dealer manager fees) by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1.0% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale. If this option is elected, the dealer manager fee will be reduced to 2.5% of gross proceeds of the shares sold in the Offering (not including selling commissions and dealer manager fees).

In addition, the Dealer Manager receives up to 3.0% of the gross proceeds of the shares sold in the Offering, before reallowance to participating broker-dealers, as a dealer manager fee. The Dealer Manager may reallow up 1.5% of its dealer manager fee to selected participating broker-dealers.

Other Affiliates

The Company’s transfer agent, American National Stock Transfer, LLC, is an entity under common ownership with the Sponsor. The transfer agent will conduct transfer agency, registrar and supervisory services for the Company. As of September 30, 2014 the Company has incurred transfer agent fees of $48,859 which are classified as and included in organization and offering costs. Please see above for further details on organization and offering costs.

Note 4 — Commitments and Contingencies

Commitments

In the ordinary course of business, the Company may enter into future funding commitments. The Company has not entered into any future funding commitments at this time.

Litigation

In the ordinary course of business, the Company may become subject to litigation or claims. The Company has no knowledge of material legal proceedings pending or known to be contemplated against the Company at this time.

Indemnifications

In the ordinary course of business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Note 5 — Economic Dependency

Under various agreements, the Company has engaged or will engage the Adviser and its affiliates to provide certain services that are essential to the Company, including asset management services, asset acquisition and disposition decisions, the sale of shares of the Company’s common stock available for issuance, as well as other administrative responsibilities for the Company including accounting services and investor relations.

As a result of these relationships, the Company is dependent upon the Adviser and its affiliates. In the event that these companies were unable to provide the Company with the respective services, the Company would be required to find alternative providers of these services.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
(A Maryland Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS
September 30, 2014
(Unaudited)

Note 6 — Subsequent Events

The Company has evaluated subsequent events through the filing of this Quarterly Report on Form 10-Q, and determined that there have not been any events that have occurred that would require adjustments to disclosures in these financial statements except for the following items:

On October 24, 2014, the Company’s board of directors authorized and approved the Amended and Restated Bylaws, which amend and restate the Bylaws, adopted by the board of directors on August 18, 2014. The Amended and Restated Bylaws adds Section 3.12, which sets forth the procedural requirements for maintaining the stockholder list in the Company’s books and records and provisions relating to the inspection rights of stockholders requesting access to the Company’s stockholder list. The Amended and Restated Bylaws are effective immediately.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion and analysis should be read in conjunction with the accompanying financial statements of Business Development Corporation of America II and the notes thereto, and other financial information included elsewhere in this Quarterly Report on Form 10-Q. As used herein, the terms “we,” “our” and “us” refer to Business Development Corporation of America II, a Maryland corporation.

We are externally managed by our adviser, BDCA Adviser II, LLC (the “Adviser”).

The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	our repurchase of shares;
•	actual and potential conflicts of interest with our Adviser and its affiliates;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability to qualify and maintain our qualification as a regulated investment company (“RIC”) and a business development company (“BDC”); and
•	the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors discussed in Part I, Item 1A “Risk Factors” in our Registration Statement on Form N-2 (File No. 333-197447) which was declared effective on September 8, 2014. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations and conditions in our operating areas.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

Overview

Business Development Corporation of America II, incorporated in Maryland on April 17, 2014, is an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We, therefore, are required to comply with certain regulatory requirements promulgated under the 1940 Act. We intend to elect to be taxed for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Effective August 21, 2014, we changed our name from BDCA Senior Capital, Inc. to Business Development Corporation of America II. We are sponsored by AR Capital, LLC (the “Sponsor”) and are managed by BDCA Adviser II, LLC (the “Adviser”), an entity indirectly wholly owned by the Sponsor, pursuant to the terms of the Investment Advisory and Management Services Agreement (the “Investment Advisory Agreement”). The Adviser oversees the management activities and is responsible for making investment decisions regarding our portfolio.

We are offering for sale a maximum of 300 million shares of common stock, $0.001 par value per share, at an initial offering price of $10.00 per share, subject to certain volume and other discounts, on a “best efforts” basis pursuant to a registration statement on Form N-2 (the “Registration Statement”) (File No. 333-197447) filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Offering”). On May 19, 2014, we sold 22,222 shares of common stock to the Sponsor for $9.00 per share, which represents the initial offering price of $10.00 per share less selling commissions of $0.70 per share and dealer manager fees of $0.30 per share consistent with the terms and disclosures of the Registration Statement. On September 8, 2014, our Registration Statement was declared effective by the SEC.

We are a specialty finance company formed primarily to make debt investments in first lien, floating rate loans and, to a lesser extent, second lien loans made to U.S. companies with large principal amounts that are broadly syndicated and have a secondary trading market.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement we have with our Adviser, we pay our Adviser a fee for its services consisting of two components — a management fee and an incentive fee. The management fee is calculated at an annual rate of 1.0% of our average gross assets and is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on 15.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter. The payment of the subordinated incentive fee on income is subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on “adjusted capital” at the beginning of the most recently completed calendar quarter subject to a “catch up” feature. The subordinated incentive fee will be paid out as follows:

•	No subordinated incentive fee on income is payable to the Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the preferred return rate of 1.6875% (6.75% annualized);
•	100% of our pre-incentive fee net investment income, if any, that exceeds the preferred return rate of 1.6875% in any given calendar quarter (6.75% annualized) but is less than or equal to 1.9853% in any calendar quarter (7.94% annualized) is payable to the Adviser. This portion of the of the subordinated incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee investment income reaches 1.9853% (7.94% annualized) in any calendar quarter;
•	For any calendar quarter in which our pre-incentive fee net investment income exceeds 1.9853% (7.94% annualized), the subordinated incentive fee on income equals 15.0% of the amount of our pre-incentive fee net investment income, as the preferred return and catch-up will have been achieved.

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, organization, structuring, diligence and consulting fees or other fees we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Adjusted capital is defined as cumulative gross proceeds generated from sales of our common stock (including proceeds from the DRIP) reduced for distributions from non-liquidating dispositions of our investments paid to stockholders and amounts paid for share repurchases pursuant to our share repurchase program.

The second part of the incentive fee, the incentive fee on net capital gains, is an incentive fee on net capital gains earned on the portfolio during operations prior to our liquidation and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee equals 15.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Expense Support Agreement

We have entered into an Expense Support Agreement with the Adviser whereby the Adviser may pay up to 100% of all of our operating expenses (“Expense Support Payment”) for any period beginning on the effective date of the Registration Statement, until we and the Adviser mutually agree otherwise. The Expense Support Payment for any month shall be paid by the Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts due from us to the Adviser. The purpose of the Expense Support Payment is to reduce offering and operating expenses until we have achieved economies of scale sufficient to ensure that we are able to bear a reasonable level of expense in relation to investment income. Operating expenses subject to this agreement include expenses as defined by GAAP, including, without limitation, fees payable to the Adviser and interest on indebtedness for such period, if any.

Pursuant to the terms of the Expense Support Agreement, we have agreed to reimburse the Adviser for each Expense Support Payment within three years from the end of the fiscal year in which such Expense Support Payment is made by the Adviser. Reimbursement shall be made as promptly as possible, but only to the extent it does not cause our operating expenses, excluding organization and offering expenses, Adviser fees, financing fees and interest, and brokerage commissions and extraordinary expenses, to exceed 1.5% of net assets attributable to our common shares after taking such payment into account.

The information set forth above with respect to the Expense Support Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Expense Support Agreement, which is filed as Exhibit 10.3 hereto and is incorporated into this Quarterly Report on Form 10-Q by reference.

Dealer Manager Agreement

We have entered into a dealer manager agreement with Realty Capital Securities, LLC (the “Dealer Manager”) to serve as the dealer manager of the Offering. The Dealer Manager receives fees and compensation in connection with the sale of our common stock in the Offering. The Dealer Manager receives a selling commission of up to 7.0% of the gross proceeds of the shares sold in the Offering before reallowance of commissions earned by participating broker-dealers. Alternatively, selected broker-dealers may elect to receive a fee equal to 7.5% of the gross proceeds of the shares sold in the Offering (not including selling commissions and dealer manager fees) by such participating broker-dealer, with 2.5% thereof paid at the time of such sale and 1.0% thereof paid on each anniversary of the closing of such sale up to and including the fifth anniversary of the closing of such sale. If this option is elected, the dealer manager fee will be reduced to 2.5% of gross proceeds of the shares sold in the Offering (not including selling commissions and dealer manager fees).

In addition, the Dealer Manager receives up to 3.0% of the gross proceeds of the shares sold in the Offering, before reallowance to participating broker-dealers, as a dealer manager fee. The Dealer Manager may reallow up to 1.5% of its dealer manager fee to such participating broker-dealers.

The information set forth above with respect to the Dealer Manager Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Dealer Manager Agreement, which is filed as Exhibit 10.4 hereto and is incorporated into this Quarterly Report on Form 10-Q by reference.

Significant Accounting Estimates and Critical Accounting Policies

Basis of Presentation

The accompanying financial statements and related footnotes are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements. Our financial statements are prepared on an accrual basis of accounting. In the opinion of management, the interim data includes all adjustments, of a normal and recurring nature, necessary for a fair statement of the results for the periods presented. Interim period results may not be indicative of full year or future results.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Development Stage Entity

The Company complies with the reporting requirements of Financial Accounting Standards Board Accounting Standard Codification 915, “Development Stage Entities.” Pursuant to the terms of the Offering, the Company must receive minimum offering proceeds of $2.0 million to break escrow and commence operations. As of September 30, 2014, the Company had not reached such threshold. The Company continues to devote substantially all of its efforts to establishing the business.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Organization and Offering Costs

We have incurred organization and offering costs in connection with the Offering. The organization and offering costs have been paid by us from the proceeds of the Offering and the proceeds from an affiliate advance. It is our plan to complete the Offering; however, there can be no assurance that our plans to raise capital will be successful.

Organization costs — Organization costs include professional fees, regulatory fees and other costs of incorporation. These costs are expensed as incurred. As of September 30, 2014, we have incurred organization costs of $43,699.

Offering costs — Offering costs include expenses incurred in connection with the registering and selling of shares of our common stock in connection with the Offering. These costs may include professional fees and fees paid to various regulatory agencies. As of September 30, 2014, we have incurred offering costs of $1,480,147. Prior to the commencement of the Offering, these costs were capitalized as deferred offering costs on the statement of assets and liabilities. Upon commencement of the Offering a portion of these costs have been reclassified as capital in excess of par value on the statement of assets and liabilities and a portion of these costs have been reclassified as due from affiliate on the statement of assets and liabilities, see below for details.

Pursuant to the Investment Advisory Agreement, we and the Adviser have agreed that we will not be liable for any organization and offering costs in excess of $125,000 if aggregate gross proceeds from the Offering have not exceeded $12.5 million. If aggregate gross proceeds from the Offering exceed $12.5 million, then we will not be liable for any organization and offering costs in excess of 1.5% of aggregate gross proceeds from the Offering.

As of September 30, 2014, the aggregate gross proceeds from the Offering have not exceeded $12.5 million. Accordingly, as of September 30, 2014, we recognized $43,699 in organizational costs on the statement of operations and reclassified $81,301 in offering costs to capital in excess of par value on the statement of assets and liabilities. As of September 30, 2014, the remaining offering costs incurred by us totaled $1,398,846 and were classified as due from affiliate on the statement of assets and liabilities.

As of September 30, 2014, we had recorded $939,211 in due to affiliate and $388,943 in accounts payable and accrued expenses related to organization and offering costs. These amounts have been netted with the excess organization and offering costs incurred by us of $1,398,846 on the statement of assets and liabilities as of September 30, 2014, resulting in a net due from affiliate of $70,692.

Distributions

Subject to the discretion of our board of directors and applicable legal restrictions, we intend to authorize and declare monthly distributions that will be paid on a monthly basis beginning no later than the first calendar quarter subsequent to the month in which the minimum offering requirement is met. The amount of each such distribution will be subject to the discretion of the board of directors and applicable legal restrictions related to the payment of distributions.

We have also adopted an “opt in” distribution reinvestment plan (the “DRIP”) for its common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the DRIP so as to have their cash distributions reinvested in additional shares of our common stock.

Income Taxes

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code beginning with the filing of our 2014 tax return. Generally, a RIC is exempt from federal income taxes if it distributes to stockholders at least 90% of Investment Company Taxable Income, as defined in the Code, each year. Distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to maintain its RIC status each year. We are also subject to nondeductible federal excise taxes if we do not distribute at least 98% of net ordinary income each calendar year, 98.2% of capital gain net income for the one year period ending on October 31 of such calendar year and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Recent Accounting Standards Updates

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

Results of Operations

As of September 30, 2014, we have not commenced operations. Because we have not acquired any assets, our management is not aware of any material trends or uncertainties, favorable or unfavorable, other than national economic conditions affecting our target portfolio, the debt and equity of middle market companies, which may be reasonably anticipated to have a material impact of the capital resources and the revenue or income to be derived from the operations of our assets.

Liquidity and Capital Resources

We will generate cash initially from the net proceeds of the Offering and as we build our investment portfolio, from cash flows from fees, interest and dividends earned from our investments as well as proceeds from sales of our investments.

Our principal demands for funds will be for portfolio investments, either directly or through investment interests, for the payment of operating expenses, distributions to our investors, and for the payment of principal and interest on our outstanding indebtedness. Generally, cash needs for investment activities will be met through proceeds from the sale of common stock through the Offering. We may also from time to time enter into other agreements with third parties where by third parties will contribute to specific investment opportunities. Management expects that in the future, as our investment portfolio grows, our investments will generate sufficient cash flow to cover operating expenses and the payment of a monthly distribution. Other potential future sources of capital include proceeds from secured or unsecured financings from banks or other lenders, proceeds from private offerings, proceeds from the sales of our investments and undistributed funds from operations.

Distributions

As of September 30, 2014 we have not yet commenced operations. Therefore, we have not had any income, cash flows provided by operations or funds available for dividends. Subject to the discretion of our board of directors and applicable legal restrictions, we intend to authorize and declare monthly distributions that will be paid on a monthly basis beginning no later than the first calendar quarter subsequent to the month in which the minimum offering requirement is met. We have also adopted an “opt in” DRIP for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the DRIP so as to have their cash distributions reinvested in additional shares of common stock.

Election as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code and intend to maintain our qualification as a RIC thereafter. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “Investment Company Taxable Income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the annual distribution requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S federal excise, state, local and foreign taxes. We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to 98% of net ordinary income each calendar year and 98.2% of capital gain net income for the one-year period ending on October 31 of such calendar year, if any, and any recognized and undistributed income from prior years for which we paid no federal income taxes. We will generally endeavor each year to avoid any federal excise taxes.

Inflation

The impact of inflation on our portfolio depends on the type of securities we will hold. Inflation may decrease the value of fixed rate debt securities. However, not all debt securities are affected equally, the longer the term of the debt security, the more volatile the value of the investment.

Related Party Arrangements

We have entered into agreements with our affiliates, whereby we pay certain fees or reimbursements to our Adviser or its affiliates in connection with asset and service fees, reimbursement of operating costs and offering related costs. We have entered into an Investment Advisory Agreement with the Adviser, an Expense Support Agreement with the Adviser, and a Dealer Manager Agreement with the Dealer Manager, an affiliate of the Sponsor. In addition, our transfer agent, American National Stock Transfer, LLC, is an entity under common ownership with the Sponsor. Our transfer agent will conduct transfer agency, registrar and supervisory services for us and will receive fees as compensation for such services. See Note 3 — Related Party Transactions and Arrangements to our financial statements included in this Quarterly Report on Form 10-Q and “Investment Advisory Agreement”, Expense Support Agreement” and “Dealer Manager Agreement” above for a discussion of the various related-party transactions, agreements and fees.

Off Balance Sheet Arrangements

We currently have no off balance sheet arrangements.

Item 3. Quantitative and Qualitative Disclosures about Market Risk.

As of September 30, 2014, we have not yet commenced operations. Because we have not acquired any assets, borrowed any funds or purchased or sold any derivative, we are currently not exposed to interest rate or foreign currency market risks.

Item 4. Controls and Procedures.

Disclosure Controls

In accordance with Rules 13a-15(b) and 15d-15(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this Quarterly Report on Form 10-Q and determined that our disclosure controls and procedures are effective as of the end of the period covered by this Quarterly Report on Form 10-Q.

Change in Internal Control Over Financial Reporting

No change occurred in our internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) of the Exchange Act) during the period covered by this Quarterly Report on Form 10-Q that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II

Item 1. Legal Proceedings.

At the end of the period covered by this Quarterly Report on Form 10-Q, neither we nor our Adviser are currently subject to any material legal proceedings.

Item 1A. Risk Factors.

We are subject to the following additional risks, which we hereby add to the risk factors previously disclosed in the Registration Statement.

Because other real estate programs sponsored directly or indirectly by the parent of the Sponsor and offered through our dealer manager may conduct offerings concurrently with our offering, the Sponsor and our dealer manager face potential conflicts of interest arising from competition among us and these other programs for investors and investment capital, and such conflicts may not be resolved in our favor.

The Sponsor is the sponsor of several REITs and BDCs for which affiliates of the Adviser are also advisors that are raising capital in ongoing public offerings of common stock similar to ours. Our dealer manager, which is owned by an entity under common control with the Sponsor, is the dealer manager or is named in the registration statement as the dealer manager in a number of ongoing public offerings by REITs and BDCs, including some offerings sponsored directly or indirectly by the Sponsor. In addition, the Sponsor may decide to sponsor future programs that would seek to raise capital through public offerings conducted concurrently with this offering. Furthermore, the parent company of our dealer manager, RCS Capital Corporation, or RCAP, a holding company traded on the New York Stock Exchange under the symbol “RCAP”, which is also an entity under common control with the Sponsor, has entered into a definitive agreement to acquire Cole Capital®, a private capital management business that sponsors, advises and distributes public, non-listed REITs which invest in net leased real estate assets. Following the completion of the acquisition, subsidiaries of RCAP will distribute three additional ongoing public offerings of public, non-listed REITs sponsored, advised and distributed by subsidiaries of RCAP, and may distribute additional public, non-listed REITs sponsored by subsidiaries of RCAP. Subsidiaries of RCAP will serve as adviser of the Cole Capital public, non-listed REITs in addition to serving as dealer manager and will be entitled to receive fees and from the Cole Capital public, non-listed REITs for their services in such capacity, in addition to dealer manager fees and selling commissions.

As a result, the Sponsor and our dealer manager may face conflicts of interest arising from potential competition between us and these other programs for investors and investment capital. There may be periods during which one or more programs sponsored directly or indirectly by the Sponsor will be raising capital and might compete with us for investment capital. Such conflicts may not be resolved in our favor, and you will not have the opportunity to evaluate the manner in which these conflicts of interest are resolved before or after making your investment.

We also will compete for investors with these other programs, and the overlap of these offerings with our offering could adversely affect our ability to raise all the capital we seek in this offering, the timing of sales of our shares and the amount of proceeds we have to invest in assets.

All of our executive officers, some of our directors and the key professionals assembled by the Adviser and our dealer manager face conflicts of interest related to their positions or interests in affiliates of the Sponsor, which could hinder our ability to implement our business strategy and to generate returns to our stockholders.

All of our executive officers, some of our directors and the key professionals assembled by the Adviser and dealer manager are also executive officers, directors, managers, key professionals or holders of a direct or indirect controlling interests in the Adviser, our dealer manager or other sponsor-affiliated entities. In addition, Mr. Schorsch is also an executive and board member of entities affiliated with five public, non-listed REITs advised and sponsored by Cole Capital, which will be under common control with the Sponsor following the completion of the acquisition of Cole Capital by RCAP. Through the Sponsor’s affiliates, some of these persons work on behalf of programs sponsored directly or indirectly by the Sponsor that are currently raising capital publicly. As a result, they have loyalties to each of these entities, which loyalties could conflict with the fiduciary duties they owe to us and could result in action or inaction detrimental to our business. Conflicts with our business and interests are most likely to arise from (a) allocation of management time and services between us and the other entities, (b) investments with affiliates of our Adviser, (c) compensation to the Adviser and (d) our relationship with the Adviser and our dealer manager. If we do not successfully implement our business strategy, we may be unable to generate the cash needed to make distributions to our stockholders and to maintain or increase the value of our assets.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Not applicable.

Item 3. Defaults upon Senior Securities.

Not applicable.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

On October 24, 2014, our board of directors authorized and approved the Amended and Restated Bylaws, which amend and restate the Bylaws, adopted by our board of directors on August 18, 2014. The Amended and Restated Bylaws adds Section 3.12, which sets forth the procedural requirements for maintaining the stockholder list in our books and records and provisions relating to the inspection rights for stockholders requesting access to our stockholder list. The Amended and Restated Bylaws are effective immediately.

The information set forth above with respect to the Amended and Restated Bylaws does not purport to be complete in scope and is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated into this Quarterly Report on Form 10-Q by reference.

Item 6. Exhibits.

EXHIBITS INDEX

The following exhibits are included in this Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (and are numbered in accordance with Item 601 of Regulation S-K).

Exhibit No.	Description
3.1*	Amended and Restated Bylaws
10.1*	Investment Advisory and Management Services Agreement dated as of August 21, 2014 between Registrant and BDCA Adviser II, LLC
10.2*	Escrow Agreement dated as of September 8, 2014 between Registrant and UMB Bank, N.A.
10.3*	Expense Support Agreement dated as of August 21, 2014 between Registrant and BDCA Adviser II, LLC
10.4*	Dealer Manager Agreement dated as of September 8, 2014 between Registrant and Realty Capital Securities, LLC
31.1*	Certification of the Principal Executive Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2*	Certification of the Principal Financial Officer of the Company pursuant to Securities Exchange Act Rule 13a-14(a) or 15d-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32*	Written statements of the Principal Executive Officer and Principal Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*	Filed herewith

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II
Date: October 27, 2014	By: /s/ Nicholas S. Schorsch Name: Nicholas S. Schorsch Title: Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
Date: October 27, 2014	By: /s/ Katie P. Kurtz Name: Katie P. Kurtz Title: Chief Financial Officer, Treasurer, and Secretary (Principal Financial and Principal Accounting Officer)

Annex B

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT PRIOR TO BREAKING ESCROW.

3

IMPORTANT: Send all paperwork directly to the custodian.

Note: This section is only for accounts specified in Section 2b and not for Custodial Accounts for Minors.

Custodial Ownership *(Must be completed by Custodian/Trustee for accounts identified in Section 2b)*

Name of Trust or Business Entity *(Does not apply to IRA accounts)*

Name of Custodian or Trustee

Mailing Address

City, State, Zip

Business Phone

Custodian/Trust/Business Entity Tax ID#

Account #

Name of Custodian or Other Administrator

4

IMPORTANT: Investor Information is required.

Note: Please provide all necessary corporate documents, partnership agreement, or trust powers (specified in Section 2) to establish authority to act.

Investor Information

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Account Owner

Date of Birth

Social Security Number or Taxpayer ID #

Legal Address (No P.O. Boxes)

City, State, Zip

Citizenship: *Please indicate Citizenship Status* ***(Required)***

☐ **U.S. Citizen** ☐ **Resident Alien** ☐ **Non-Resident Alien*** | ☐ **Employee, Affiliate or Board Member**

NOTE: Any and all U.S. Taxpayers are required to complete the attached Substitute Form W-9 in Section 6b. (If a foreign national is, in fact, a U.S. taxpayer, complete the attached Substitute Form W-9.)

* If non-resident alien, investor must submit the appropriate IRS Form W-8 **(W-8BEN, W-8ECI, W-8EXP or W-8IMY)** in order to make an investment.

Employer: ☐ RETIRED

☐ Mr. ☐ Mrs. ☐ Ms. ☐ Other ______

Name of Joint Account Owner or Minor

Entity Name

Date of Birth

Social Security Number or Taxpayer ID#

If Non-U.S. Citizen, specify Country of Citizenship

Mailing Address (if different than legal address)

City, State, Zip

Home Phone

Business Phone

Government ID: *(Foreign Citizens only)* *Identification documents must have a reference number and photo. Please attach a photocopy.*

Place of Birth: ______________________________
City State/Province Country

Immigration Status: ☐ Permanent resident ☐ Non-permanent resident ☐ Non-resident

Check which type of document you are providing:

☐ US Driver's License ☐ INS Permanent resident alien card ☐ Passport with U.S. Visa

☐ Employment Authorization Document ☐ Passport without U.S. Visa Bank Name (required): ______

Account No. (required): ______

☐ Foreign national identity documents Bank Name (required): ______

Phone No. (required): ______

Number for the document checked above and country of issuance: ______

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT PRIOR TO BREAKING ESCROW.

5

Complete this section to enroll in the Distribution Reinvestment Plan or to elect how you wish to receive your distributions.[1]

Note: Qualified accounts may not direct distributions without the custodian's approval. Please also note that all custodial account distributions not reinvested pursuant to the distribution reinvestment plan will be directed to the custodian.

Distributions

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

▸ *I hereby subscribe for Shares of Business Development Corporation of America II and elect the distribution option indicated.*

☐ **Reinvest/Distribution Reinvestment Plan**[2] *Investor elects to participate in the Distribution Reinvestment Plan described in the Prospectus and reinvests the entire cash distribution.*

☐ **Mail Check** to the address of record

☐ **Send to Custodial Account** listed in Section 3

☐ **Cash/Direct Deposit**[3] *Send check/direct deposit to third party financial institution in Section 5a below. (Non-Custodian Investors only)*

☐ **Volume Discount: To be completed by purchaser after discussion with broker-dealer.**

Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request. Any such request will be subject to our verification.

1 *Distributions may be funded from borrowings, offering proceeds, or proceeds from the sale of assets, which may constitute a return of capital and significantly reduce the amount of capital available for investment by Business Development Corporation of America II. Any capital returned to investors through distributions will be returned after certain fees and expenses are paid to the sponsor of this offering or its affiliates.*

2 *BDCA II requests that an investor who elects to have distributions reinvested notify the applicable program and the broker-dealer in writing if at any time during his or her participation in the distribution reinvestment plan, there is any material change in the stockholder's financial condition or inaccuracy of any representation under the subscription agreement for such stockholder's initial purchase of its shares.*

3 *I/we authorize Business Development Corporation of America II or its agent, American National Stock Transfer, LLC, by or through a third party provider, (collectively referred to as "Issuer") to deposit my/our distribution/dividend to my/our checking or savings account. This authority will remain in force until I/we notify the Issuer in writing to cancel it. If the Issuer deposits funds erroneously into my/our account, they are authorized to debit my/our account for an amount not to exceed the amount of the erroneous deposit. The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.*

5a

Please complete this section if you should wish to direct distributions (non-custodial accounts) to the registered owner's checking or savings account or to a party other than the registered owner.

Name of Third Party Financial Institution ____________

Mailing Address ____________

City, State, Zip ____________

Account # ____________

Bank's ABA/Routing # ____________

☐ **Checking Account** *(must enclose voided check)* ☐ **Savings Account** *(subject to bank verification)*

ELECTRONIC DELIVERY ELECTION

Electronic Delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically, please affirmatively elect to do so by checking the offering for which you elect to receive the electronic delivery of stockholder communications and statement notifications, and signing below where indicated:

☐ **Business Development Corporation of America II, Inc.**

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail stockholder communications to you directly or (ii) make them available on each offering's respective Web site and notify you by e-mail when such documents are available and how to access the documents.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents including annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. E-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive documents electronically, you represent the following: **(a)** I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. **(b)** I acknowledge that documents distributed electronically may be provided in Adobe's Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe's web site at www.adobe.com . The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications. **(c)** I acknowledge that I may receive at no cost from Business Development Corporation of America II a paper copy of any documents delivered electronically by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. **(d)** I acknowledge that if the e-mail notification is returned to Business Development Corporation of America II as "undeliverable", a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if Business Development Corporation of America II is unable to obtain a valid e-mail address for me, Business Development Corporation of America II will resume sending a paper copy of its filings by U.S. mail to my address of record. **(e)** I acknowledge that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling Realty Capital Securities, LLC at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday.

Owner Signature ____________ Date (mm/dd/yyyy) ____________

Co-Owner Signature (if applicable) ____________ Date (mm/dd/yyyy) ____________

Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided.

My e-mail address is ____________

Your e-mail address will be held in confidence and used only for matters relating to your investments.

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT PRIOR TO BREAKING ESCROW.

6

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

Investors' ability to sell shares pursuant to the Share Repurchase Program is subject to numerous restrictions. The Share Repurchase Program may be suspended or terminated at any time and individual requests for redemption may not be honored. Investors may not be able to sell their shares.

Subscriber Acknowledgements & Signatures The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber's behalf) further acknowledges and/or represents the following: **(you must initial ALL appropriate representations below)**	**Owner**	**Co-Owner**
Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the "Investor Suitability Standards" section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.		
I/we acknowledge receipt of the final Prospectus of BDCA II, not less than five (5) business days prior to the signing of this Subscription Agreement.		
I/we am/are purchasing shares for my/our own account.		
I/we acknowledge that shares are not liquid.		
If an affiliate of BDCA II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.		
Alabama residents only: In addition to the general suitability requirements described above, shares will only be sold to Alabama residents that represent they have a liquid net worth of at least 10 times the amount of their investment in BDCA II and its affiliates.		
California residents only: Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a minimum net worth of at least $120,000. In addition, the state of California requires that each investor in California cannot invest more than 10% of his or her net worth in BDCA II.		
Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of at least $85,000 and an annual gross income of at least $85,000 or (b) a liquid net worth of at least $300,000. Additionally, an investor's total investment in BDCA II shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets that may be convertible to cash within one year.)		
Iowa residents only: Investors who reside in the state of Iowa must have either (a) a liquid net worth of $85,000 and annual gross income of $85,000 or (b) a liquid net worth of $300,000. Additionally, an Iowa investor's maximum investment in BDCA II and its affiliates cannot exceed 10% of his or her liquid net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities. "Liquid net worth" is that portion of his or her total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in BDCA II and securities of other business development companies. "Liquid net worth" is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Kentucky residents only: All Kentucky residents who invest in BDCA II securities must have a minimum gross annual income of $85,000 and a minimum net worth of $85,000 (as defined in the NASAA Omnibus Guidelines), or a minimum net worth of $300,000. No Kentucky resident shall invest more than l0% of his or her liquid net worth in BDCA II securities.		
Maine residents only: The Maine Office of Securities recommends that an investor's aggregate investment in BDCA II and similar non-traded business development companies not exceed 10% of the investor's liquid net worth. For this purpose "liquid net worth" is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.		
Massachusetts residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor's aggregate investment in BDCA II common stock and in other illiquid direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. "Liquid net worth" is defined as that portion of net worth (total assets, exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.		
Nebraska residents only: Nebraska investors must have either (a) a minimum annual gross income of not less than $100,000 and a minimum net worth of at least $250,000, or (b) a minimum net worth of $400,000. A Nebraska investor's investment in BDCA II and in other non-publicly traded direct participation programs (including real estate investment trusts (REITs), oil and gas programs, equipment leasing programs, business development companies (BDCs) and commodity pools) may not exceed ten percent (10%) of his or her net worth.

6b Continued

Guidelines for Certification of Taxpayer Identification Number ("TIN") on Substitute Form W-9 *(Continued)*

EFFECTIVE NOVEMBER 19, 2014: PLEASE USE ONLY THIS SUBSCRIPTION AGREEMENT PRIOR TO BREAKING ESCROW.

The following codes identify payees that are exempt from backup withholding:

1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2 – The United States or any of its agencies or instrumentalities
3 – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities
5 – A corporation
6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States
7 – A futures commission merchant registered with the Commodity Futures Trading Commission
8 – A real estate investment trust
9 – An entity registered at all times during the tax year under the Investment Company Act of 1940
10 – A common trust fund operated by a bank under section 584(a)
11 – A financial institution
12 – A middleman known in the investment community as a nominee or custodian
13 – A trust exempt from tax under section 664 or described in section 4947

For interest and dividends, all listed payees are exempt except payees listed in category 7. For broker transactions, payees listed in categories 1 through 4 and 6 through 11 and all C corporations are exempt. For broker transactions, S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER AND ANY APPLICABLE EXEMPT PAYEE CODE, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Exemption from FATCA Reporting Code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B – The United States or any of its agencies or instrumentalities
C – A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)
E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)
F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G – A real estate investment trust
H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I – A common trust fund as defined in section 584(a)
J – A bank as defined in section 581
K – A broker
L – A trust exempt from tax under section 664 or described in section 4947(a)(1)
M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

- *Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.*
- *Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.*
- *Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.*
- *Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.*

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.